American Beacon U.S. Government Money Market Select Fund

SUMMARY PROSPECTUS April 29, 2020

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated April 29, 2020, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at
www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Share Class | AAOXX

Investment Objective

The Fund's investment objective is current income, liquidity and the maintenance of a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and/or Services (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.13%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
American Beacon U.S. Government Money Market Select Fund	$ 13	$ 42	$ 73	$ 166

Principal Investment Strategies

In pursuing its investment objective and implementing its investment strategies, the Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which regulates money market mutual funds.

Under normal market conditions, the Fund invests at least 99.5% of its total assets in: (1) debt securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("Government Securities"), (2) repurchase agreements that are collateralized fully by cash or Government Securities; (3) other government money market funds; and/or (4) cash. The Fund also has adopted a policy to invest, under normal market conditions, at least 80% of its net assets in Government Securities, repurchase agreements that are collateralized fully by cash or Government Securities, and/or other government money market funds.

The Fund's investments in U.S. dollar denominated Government Securities may include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. Government, its agencies or its instrumentalities, and mortgage-backed securities guaranteed by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government. The Government Securities in which the Fund invests also may include debt obligations of U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLB"), and Federal Farm Credit Banks ("FFCB"). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury's discretionary authority to purchase their securities.

Securities purchased by the Fund generally have remaining maturities of 397 days or less. The dollar-weighted average maturity ("WAM") and dollar-weighted average life ("WAL") of the Fund will be maintained at or below 60 and 120 days, respectively. The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value ("NAV") per share price.

USG042920	American Beacon U.S. Government Money Market Select Fund - Summary Prospectus	1

The Fund intends to qualify as a "government money market fund," as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. "Government money market funds" are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Fund's Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time and currently has no intention of doing so.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund is not designed for investors seeking capital appreciation. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Credit Risk
The value of a security held by the Fund may decline if the security's credit quality, or that of the security's issuer or provider of credit support, is downgraded or their credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund's NAV to decline below $1.00 per share.

Interest Rate Risk
There is a risk that a decline in short-term interest rates would lower the Fund's yield and the return on your investment, which may have an adverse effect on the Fund's ability to provide a positive yield to its shareholders. Changes in interest rates also may change the resale value of the instruments held in the Fund's portfolio. Generally, the value of investments with interest rate risk will move in the opposite direction to movements in interest rates. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund's ability to maintain a stable $1.00 share price. As of the date of this Prospectus, interest rates are historically low. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

LIBOR Risk
Certain of the instruments identified in the Fund's principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Liquidity Risk
The Fund is susceptible to the risk that certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund's ability to maintain a $1.00 share price. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the "Redemption Policies" section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk
In recent periods, certain fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

2	American Beacon U.S. Government Money Market Select Fund - Summary Prospectus

Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Mortgage-Related Securities Risk
Mortgage-related and asset-backed securities are subject to market risks for fixed-income securities, which include, but are not limited to: credit risk, interest rate risk, prepayment risk and extension risk. Mortgage-related securities are also subject to certain other risks, including prepayment and call risks. Mortgage-related securities will be influenced by factors affecting the housing market or the assets underlying the securities. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. Moreover, declines in the credit quality of the issuers of mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. Additionally, certain mortgage-related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Net Asset Value Risk
There is no assurance that the Fund will meet its investment objective of maintaining a stable price of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund's affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. Government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund's right to control the collateral.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations Risk
The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad measure of market performance, the Lipper Institutional U.S. Gov't Money Market Average. Prior to April 29, 2016, the Fund invested in certain types of securities that are no longer generally permitted for "government money market funds," as currently defined in Rule 2a-7 under the Investment Company Act. Consequently, the performance shown below may have been different if the current limitation on the Fund's investments had been in effect. Past performance is not necessarily an indication of how the Fund will perform in the future. You may call 1-800-658-5811 or visit the Fund's website at www.americanbeaconfunds.com to obtain the Fund's current seven-day yield.

American Beacon U.S. Government Money Market Select Fund - Summary Prospectus	3

Calendar year total returns for Fund shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 0.58% 2nd Quarter 2019 01/01/2010 through 12/31/2019 Lowest Quarterly Return: 0.00% 3rd Quarter 2013 01/01/2010 through 12/31/2019
Average annual total returns for periods ended December 31, 2019

	Inception Date of Shares	1 Year	5 Years	10 Years
Shares (Before Taxes)	12/01/2001
		2.13%	0.99%	0.53%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Lipper Institutional U.S. Gov't Money Market Average	1.86%	0.81%	0.41%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business at the Fund's NAV per share next calculated after your order is received in proper form, by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Select Funds, c/o DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, MO 64105. The minimum initial investment in the Fund is $1 million. Your financial intermediary may impose different minimum investment requirements.

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor, Resolute Investment Distributors, Inc. or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

4	American Beacon U.S. Government Money Market Select Fund - Summary Prospectus